UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  December 5, 2006

EL PASO EXPLORATION & PRODUCTION COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	33-106586	76-0637534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྑ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྑ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྑ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

    On December 5, 2006, John Hopper, vice president and treasurer of El Paso Corporation, our parent company, will make a presentation at the Bank of America Credit Conference in Orlando, Florida. In his presentation, Mr. Hopper will discuss the 2007 Natural Gas Hedge Program, including recent fixed prices swaps for 2007 of 12.8 billion cubic feet at $8.48 per million British thermal units. These swaps were conducted under our credit facility with no margining requirements. A copy of the press release announcing this presentation is attached as Exhibit 99.A.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.A	Press Release dated December 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO EXPLORATION & PRODUCTION COMPANY

By:	/s/Dane E. Whitehead
Dane E. Whitehead
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated:  December 5, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release dated December 4, 2006.